UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 19, 2024
(Date of earliest event reported)

Wells Fargo Commercial Mortgage Trust 2024-5C2
(Central Index Key Number 0002039768)

(Exact name of issuing entity)

Wells Fargo Bank, National Association
(Central Index Key Number 0000740906)

Goldman Sachs Mortgage Company
(Central Index Key Number 0001541502)

JPMorgan Chase Bank, National Association
(Central Index Key Number 0000835271)

UBS AG
(Central Index Key Number 0001685185)

Citi Real Estate Funding Inc.
(Central Index Key Number 0001701238)

LMF Commercial, LLC

(Central Index Key Number 0001592182)

(Exact name of sponsor as specified in its charter)

Wells Fargo Commercial Mortgage Securities, Inc.
(Central Index Key Number 0000850779)

(Exact name of registrant as specified in its charter)

North Carolina	333-257991-14	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street
Charlotte, North Carolina	28202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (704) 374-6161

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 8.01.	Other Events.

On November 27, 2024, Wells Fargo Commercial Mortgage Securities, Inc. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of November 1, 2024 (the “Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, N.A., as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, of the Wells Fargo Commercial Mortgage Trust 2024-5C2, Commercial Mortgage Pass-Through Certificates, Series 2024-5C2.

The certificates represent, in the aggregate, the entire beneficial ownership in Wells Fargo Commercial Mortgage Trust 2024-5C2 (the “Issuing Entity”), a common law trust formed on November 27, 2024 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of twenty-seven (27) mortgage loans (the “Mortgage Loans”) secured by first liens on one hundred thirty-eight (138) commercial, multifamily and/or manufactured housing properties.

The Mortgage Loan secured by the mortgaged property identified as “Queens Center” on Exhibit B to the Pooling and Servicing Agreement (the “Queens Center Mortgage Loan”), which represents approximately 4.2% of the initial pool balance and is an asset of the Issuing Entity, is part of a whole loan (the “Queens Center Whole Loan”) that also includes twenty-five (25) additional pari passu promissory notes, each of which are not an asset of the Issuing Entity. Prior to December 19, 2024, the Queens Center Whole Loan was being serviced and administered pursuant to a pooling and servicing agreement, dated as of November 1, 2024 (the “BANK5 2024-5YR11 Pooling and Servicing Agreement”) by and among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the BANK5 2024-5YR11 transaction.

As of December 19, 2024, the Queens Center Whole Loan is being serviced and administered pursuant to a pooling and servicing agreement, dated as of December 1, 2024 (the “BBCMS 2024-5C31 Pooling and Servicing Agreement”) by and among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the BBCMS 2024-5C31 securitization transaction into which the controlling companion loan is deposited.

The terms and conditions of the BBCMS 2024-5C31 Pooling and Servicing Agreement applicable to the servicing of the Queens Center Mortgage Loan are substantially similar to the terms and conditions of the BANK5 2024-5YR11 Pooling and Servicing Agreement, but will differ in certain respects, as described under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on November 19, 2024. For example, under the BBCMS 2024-5C31 Pooling and Servicing Agreement the minimum monthly special servicing fee for a mortgage loan is $5,000, rather than $3,500. The BBCMS 2024-5C31 Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
Exhibit 4.1	Pooling and Servicing Agreement, dated as of December 1, 2024, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 20, 2024	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.
(Registrant)

	By:	/s/ Lee Green
		Name:	Lee Green
		Title:	Managing Director